Exhibit 99.1

ZincFive, the Leader in Nickel-Zinc Immediate Power Solutions for Data Centers and AI

Infrastructure, to Go Public via a Business Combination with Spark I

●	ZincFive provides mission-critical battery solutions for the data center and AI infrastructure markets through its proprietary high-power, safe, sustainable nickel-zinc battery chemistry

●	Transaction values ZincFive at $600 million pre-money with a pro forma enterprise value of $752 million

●	Revenue doubled from 2024 to 2025 to approximately $66.9 million, with nearly 2 GW of systems shipped or under contract globally and an approximately $81 million commercial backlog from diversified, blue-chip, and hyperscaler customers as of December 31, 2025

●	$125 million in expected gross proceeds, including approximately $100 million in a committed PIPE and approximately $25 million of cash held in Spark I Acquisition Corporation’s trust account before potential redemptions. Proceeds are expected to drive growth, commercial deployment and the build-out of U.S. manufacturing capabilities

●	Existing ZincFive equity holders participating in the PIPE and will retain 100% of their equity into the combined company

●	The minimum cash condition for the Transaction is fully satisfied by the committed PIPE

PORTLAND, Oregon & PALO ALTO, California —ZincFive, Inc. (“ZincFive” or the “Company”), the leader in immediate power solutions for the data center and artificial intelligence (AI) infrastructure markets, powered by its proprietary nickel-zinc battery technology, today announced that it has entered into a definitive business combination agreement (“BCA”) with Spark I Acquisition Corporation (NASDAQ: SPKL) ("Spark I"), a special purpose acquisition company formed by SparkLabs Group. This proposed transaction (the “Transaction” or the “Business Combination”) represents a pro forma enterprise value of approximately $752 million and, upon completion, is expected to result in ZincFive becoming a Nasdaq-listed company under the ticker symbol ZFIV and under the name “ZincFive, Inc."

ZincFive’s proprietary, patented nickel-zinc platform delivers superior safety, higher power density, a smaller footprint, and lower total cost of ownership, without the tradeoffs associated with lead-acid and lithium-ion batteries. ZincFive’s products eliminate thermal runaway risk while limiting cooling requirements, reducing installation costs, and enabling a more sustainable, recyclable power architecture for data centers. ZincFive believes their technology is positioned to address the accelerating build-out of global data center markets and the emerging need for short-duration, high-power solutions for advanced AI infrastructure designs.

ZincFive has already achieved commercial scale, with nearly 2 gigawatts (GW) of systems deployed and contracted globally and annual revenue doubling from 2024 to approximately $66.9 million in 2025. ZincFive’s approximately $81 million backlog as of December 31, 2025 reflects accelerating demand in data centers where ZincFive’s products deliver immediate, repeatable high-power response without compromising safety, reliability, or operating economics.

ZincFive recently launched a comprehensive energy storage solution engineered to support both outage duration backup functionality and real-time AI dynamic power loads, positioning the Company at the forefront of next-generation data center power infrastructure.

“This milestone reflects the strength of ZincFive’s technology, partnerships, and global momentum,” said Tod Higinbotham, CEO of ZincFive. “Demand for safe, high-performance power is accelerating worldwide, and we’ve built a differentiated platform designed to scale. With trusted partners and customers alongside us, we believe we are well positioned to expand globally and deliver long-term value as the data center market continues to evolve.”

“ZincFive was built on a belief that chemistry choices matter,” said Tim Hysell, co-founder, board member and strategic advisor of ZincFive. “By pairing that belief with relentless execution, we’ve built a high-power platform that customers trust – demonstrating that safer, more sustainable infrastructure can be delivered at scale. We believe the proposed Transaction with Spark I will provide the capital and public market platform to amplify our impact globally."

"This proposed Transaction with ZincFive aligns with Spark I's strategy to bring transformative, late-stage technology companies tied to the global innovation economy to the U.S. public markets," said James Rhee, CEO and Chairman of Spark I. "We believe ZincFive's proven commercial relationships, recently-launched AI power solutions, and scalable manufacturing position the Company to capture significant value from the AI infrastructure build-out. We believe the market fundamentals, technology leadership, and execution capability create a compelling public market opportunity."

Transaction Overview

The proposed Business Combination is expected to deliver gross proceeds of at least $100 million from a committed PIPE, which fully satisfies the BCA’s minimum cash condition, and up to $25 million in additional proceeds depending on redemptions. Existing ZincFive shareholders are expected to roll 100% of their equity into the combined public company. ZincFive has entered into a $35 million bridge loan facility of which $28.5 million is expected to be repaid at the closing of the Transaction. Net proceeds from the transaction will be used to fund ZincFive’s growth investments, commercial deployment, and build-out of U.S. manufacturing.

The Boards of Directors of both ZincFive and Spark I have unanimously approved the proposed Transaction, which is expected to close in the second half of 2026, subject to customary closing conditions, including approval by Spark I shareholders and regulatory review.

All transaction figures referenced herein are preliminary and subject to the final terms of the Business Combination.

Use of Preliminary and Estimated Financial Information

This press release contains preliminary or estimated financial information of ZincFive. The preliminary financial information and operating results of ZincFive for the fiscal years ended December 31, 2024 and 2025 included are preliminary estimates and represent the most current information available to the ZincFive management, as the audits of the fiscal years ended December 31, 2024 and 2025 are not yet complete. These preliminary estimated results are subject to change following the completion of the preparation and audit of the ZincFive’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for these periods. Accordingly, investors are cautioned not to place undue reliance on the preliminary and estimated financial information included herein.

Webcast

ZincFive will host a webcast providing an overview of its business and the proposed Transaction. The webcast and related investor presentation will be available on demand at https://zincfive.com/investors. The investor presentation will also be filed by Spark I in a Current Report on Form 8-K with the SEC and available at https://www.sec.gov/.

Advisors

Cantor Fitzgerald & Co. (“Cantor”) is acting as exclusive financial advisor to ZincFive and lead placement agent for the PIPE; and Chardan is acting as capital markets advisor to ZincFive. Cooley LLP is serving as legal advisor to ZincFive. Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor to Spark I. Latham & Watkins LLP is acting as legal advisor to Cantor. ICR, Inc. is serving as strategic communications advisor to ZincFive.

About ZincFive, Inc.

ZincFive is the leader in immediate power solutions for mission-critical infrastructure based on nickel-zinc battery technology. The company’s extensively patented nickel-zinc technology delivers high-power, safe, reliable, and sustainable energy storage solutions engineered for the demands of modern data centers, industrial operations, and AI-era infrastructure. ZincFive’s systems harness The Power of Good Chemistry® to help customers power what’s next without tradeoffs. Headquartered in Oregon, USA, ZincFive serves customers worldwide.

About Spark I Acquisition Corporation

Spark I (NASDAQ: SPKL) is a special purpose acquisition company formed by SparkLabs Group, a leading global network of startup accelerators and venture capital funds, with bases in Korea, the United States (Silicon Valley), Taiwan, Australia, and Saudi Arabia. SparkLabs Group has been an investor in many of the global AI ecosystem's defining companies — including OpenAI, Anthropic, Perplexity, xAI, Groq and Retro Biosciences.

Investor & Media Contacts

ZincFive

Ekaterina Walter

Vice President, Marketing

media@zincfive.com

ZincFive@icrinc.com

Spark I / SparkLabs Group

Eunbit Jang

VP of Communications

ebjang@sparklabs.co.kr

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "plan," "will," "expect," "believe," "continue," "potential," "proposed" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company has based these forward-looking statements on current expectations and projections about future events. These statements include: the successful consummation and potential benefits of the proposed Transaction and PIPE and expectations related to the expected proceeds, terms and timing; ZincFive's listing on Nasdaq; expectations regarding ZincFive's positioning with respect to the next-generation data center power infrastructure; expectations regarding accelerating demand for power worldwide, including for AI infrastructure; ZincFive's ability to expand globally and deliver long-term value; ZincFive's ability to execute its business model and the expected financial benefits of such model, including ZincFive's ability to capture significant value from the build-out of global data center markets and AI infrastructure; the expectation that existing ZincFive shareholders will roll 100% of their equity into the combined company following the Transaction; expectations regarding repayment of the ZincFive’s bridge loan facility; ZincFive's use of proceeds from capital raising transactions, including the proposed Transaction and PIPE; and the potential for ZincFive to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, many of which are beyond the control of ZincFive and Spark I.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause ZincFive's or Spark I's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: ZincFive's ability to grow its business and expand operations, attract and maintain relationships with customers and suppliers and retain its management and key employees; the failure of ZincFive's products to perform as expected; the availability of raw materials and components necessary to manufacture and assemble ZincFive's products; governmental actions affecting ZincFive's international operations; ZincFive's ability to increase manufacturing capacity and to forecast related costs and efficiencies accurately; ZincFive's competitive landscape; the potential need for additional future financing; ZincFive's reliance on strategic partners, contract manufacturing organizations and other third parties; ZincFive's ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the evolution of the data center industry, including the use and rate of adoption of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; risks related to geopolitical conflict, including supply chain disruptions; uncertainty or changes with respect to taxes, tariffs, trade conditions and the macroeconomic environment; the combined company's ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed Transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed Transaction; the risk that shareholders of Spark I could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; the outcome of any legal proceedings or government investigations that may be commenced against ZincFive or Spark I; failure to realize the anticipated benefits of the proposed Transaction; the ability of Spark I or the combined company to issue equity or equity-linked securities in connection with the proposed Transaction or in the future; and other factors described in Spark I's filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by ZincFive, Spark I or the combined company resulting from the proposed Transaction with the SEC, including under the heading "Risk Factors." If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of ZincFive's and Spark I's management as of the date of this press release; subsequent events and developments may cause their assessments to change. While ZincFive and Spark I may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so except as required by law. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Spark I is not an investment in any of its founders' or sponsors' past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Spark I, which may differ materially from the performance of its founders' or sponsors' past investments.

Additional Information and Where to Find It

Additional information about the proposed Transaction, including a copy of the BCA, will be filed by Spark I in a Current Report on Form 8-K with the SEC. The proposed Transaction will be submitted to shareholders of Spark I for their consideration. In connection with the proposed Business Combination, ZincFive and Spark I plan to file a registration statement on Form S-4 (as amended and supplemented from time to time, the "Registration Statement") with the SEC, which will include a preliminary proxy statement and prospectus of Spark I relating to the offer of the securities to be issued to Spark I's and ZincFive's shareholders in connection with the completion of the Business Combination (the "Proxy Statement/Prospectus"). After the Registration Statement has been filed and declared effective, a definitive proxy statement and other relevant documents will be mailed to shareholders of Spark I as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. ZincFive and Spark I will also file other documents regarding the Business Combination with the SEC. This press release does not contain all of the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPARK I AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPARK I’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPARK I, ZINCFIVE AND THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus, once available, and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by Spark I with the SEC also may be obtained free of charge upon written request to Spark I 3790 El Camino Real, Unit #570, Palo Alto, CA 94306 or by telephone at (650) 353-7082.

Participants in the Solicitation

ZincFive, Spark I and their respective directors and executive officers may be deemed under SEC Rules to be participants in the solicitation of proxies from Spark I's shareholders in connection with the proposed Business Combination. Information about Spark I's directors and executive officers and their interest in Spark I can be found in the sections entitled "Management—Conflicts of Interest," "Principal Shareholders," and "Certain Relationships and Related Party Transactions" of Spark I's IPO prospectus, which was filed with the SEC and is available free of charge on the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

A list of the names of the directors, executive officers, and certain other members of management of ZincFive, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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